UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 18, 2023

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

45 Glover Avenue	Norwalk	Connecticut	06850
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company’s Annual Meeting was held on May 18, 2023.

(b) At the Annual Meeting, the Company’s stockholders (i) elected Paula H. J. Cholmondeley, Donald DeFosset, John L. Garrison, Thomas J. Hansen, Sandie O’Connor, Christopher Rossi, Andra Rush and David A. Sachs to the Company’s Board of Directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, (ii) approved in an advisory vote the compensation of the Company’s named executive officers, (iii) approved in an advisory vote a one year frequency for future advisory votes on the compensation of the Company’s named executive officers, and (iv) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The voting results for each matter submitted to a vote of stockholders at the Company’s Annual Meeting were as follows:

	For	Against	Abstain	Broker Non-Votes

Proposal 1: Election of Directors:
Paula H. J. Cholmondeley	54,269,760	3,174,919	58,705	4,472,575
Donald DeFosset	54,409,935	3,033,462	59,987	4,472,575
John L. Garrison	54,197,159	3,133,903	172,322	4,472,575
Thomas J. Hansen	54,802,810	2,632,981	67,593	4,472,575
Sandie O’Connor	57,222,734	221,980	58,670	4,472,575
Christopher Rossi	55,471,192	1,965,176	67,016	4,472,575
Andra Rush	57,218,573	225,458	59,353	4,472,575
David A. Sachs	50,914,405	6,527,875	61,104	4,472,575

	For	Against	Abstain	Broker Non-Votes
Proposal 2: Advisory vote on the compensation of the Company’s named executive officers	56,006,149	1,412,497	84,738	4,472,575
	1 Year	2 Years	3 Years	Abstain
Proposal 3:Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers	53,627,503	37,695	3,763,886	74,300
	For	Against	Abstain	Broker Non-Votes
Proposal 4: Ratification of the selection of KPMG LLP as independent registered public accounting firm for the Company for 2023	61,811,796	98,529	65,634	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2023

TEREX CORPORATION

By: /s/Scott J. Posner
Scott J. Posner
Senior Vice President
Secretary and General
Counsel